UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2013

Aéropostale, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31314 (Commission File Number)	31-1443880 (IRS Employer Identification No.)
112 West 34th Street, 22nd Floor, New York, New York 10120
(Address of principal executive offices, including Zip Code)

(646) 485-5410
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02	Results of Operations and Financial Condition.

On August 22, 2013 Aéropostale, Inc. issued a press release announcing second quarter of fiscal 2013 earnings results. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference.

The information in this Current Report on Form 8-K, including the Exhibit hereto is being furnished to the Securities and Exchange Commission, shall not be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

ITEM 9.01	Financial Statements and Exhibits.
(d) Exhibits

	99.1	Press release, dated August 22, 2013, announcing second quarter of fiscal 2013 earnings results.
	99.2	Presentation of results for the second quarter of fiscal 2013 made available by Aéropostale, Inc. with the Press Release issued on August 22, 2013

SIGNATURES
According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aéropostale, Inc.

/s/ Marc D. Miller
Marc D. Miller
Executive Vice President - Chief Financial Officer

Dated: August 23, 2013